Exhibit 10.2

EXECUTION COPY

Churchill Capital Corp V

640 Fifth Avenue, 12th Floor

New York, NY 10019

November 16, 2021

M. Klein Associates, Inc.
640 Fifth Avenue, 12th Floor
New York, NY 10019

Re: Administrative Services Agreement - Amendment

Ladies and Gentlemen:

Reference is made to that certain letter agreement (the “Original Agreement”) by and between Churchill Capital Corp V, a Delaware corporation (the “Company”) and M. Klein Associates, Inc., a New York corporation (the “Services Provider”), dated as of December 15, 2020.

The Company and Services Provider agree that from and after January 1, 2022, the Company shall no longer be required to pay to the Services Provider the $30,000 per month fee as set forth in Section 1 of the Original Agreement. However, the $30,000 per month fee will continue to accrue as a contingent liability, payable only upon the consummation of the Company’s initial business combination.

Except as expressly modified by this letter agreement, the Original Agreement and the parties’ rights and obligations thereunder shall remain unchanged and in full force and effect. This Original Agreement as modified by this letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This letter agreement and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by and construed in accordance with the laws of the State of New York. This letter agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same letter agreement.

[Signature page follows]

Very truly yours,

CHURCHILL CAPITAL CORP V

By:	/s/ Jay Taragin
Name:	Jay Taragin
Title:	Chief Financial Officer

AGREED TO AND ACCEPTED BY:

M. KLEIN ASSOCIATES, INC.

By:	/s/ Jay Taragin
Name:	Jay Taragin
Title:	Authorized Signatory

[Signature Page to Amendment to Administrative Services Agreement]